Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Fourth Quarter 2017 Earnings

Scranton, PA, February 2, 2018/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and twelve months ended December 31, 2017.  Peoples reported net income of $2.7 million, or $0.36 per share for the fourth quarter of 2017, compared to $4.7 million, or $0.64 per share for the comparable period of 2016.

Net income for the twelve months ended December 31, 2017, totaled $18.5 million or $2.50 per share compared to $19.6 million or $2.65 per share for the same period last year.

On December 22, 2017, President Donald Trump signed into law H.R. 1, also known as the Tax Cuts and Jobs Act, which among other things reduced the federal corporate income tax rate to 21% effective January 1, 2018. As a result, and in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company concluded that its deferred tax assets, net had to be revalued. The Company’s deferred tax assets, net represents expected corporate tax benefits anticipated to be realized in the future.  The reduction in the federal corporate income tax rate reduces these anticipated future benefits.  The revaluation of the Company’s deferred tax assets, net at December 31, 2017 resulted in a reduction of these net assets and a corresponding increase in income tax expense of $2.6 million or $0.35 per share, which was recorded in the fourth quarter of 2017.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains on sales of investment securities available-for-sale, gains on the sale of our merchant services portfolio and the non-recurring tax provision related to the Tax Cuts and Jobs Act of 2017. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which excludes the $2.6 million non-recurring charge to tax expense related to the revaluation of our deferred tax assets, for the three months ended December 31, 2017, was $5.3 million or $0.71 per share, an increase of $0.6 million or 11.5% from $4.7 million for the same period in 2016.  The results in the fourth quarter of 2016 did not include any items considered non-core.

Core net income,  which we have defined to exclude gains on the sale of investment securities available-for-sale, the gain on the sale of our merchant services portfolio, net of tax, and the non-recurring charge to income tax expense related to the revaluation of our deferred tax assets, for the twelve months ended December 31, totaled $19.8 million and $19.2 million in 2017 and 2016, respectively. Core net income per share for the twelve months ended December 31, 2017 was $2.67, an increase from $2.59 for the same period in 2016. The results in 2017 include a gain on the sale of our merchant services portfolio of $2.3 million and a charge to income tax expense of $2.6 million for the revaluing of our deferred tax assets, net,  while the results for 2016 include net gains on the sale of investment securities of $623 thousand.

NOTABLES

•	Loans, net growth of $60.6 million in the fourth quarter of 2017 (14.7% annualized rate), with total growth during 2017 of $160.1 million, or 10.4%.
•	Deposit growth of $31.2 million in the fourth quarter of 2017 (7.3% annualized rate), with total deposit growth during 2017 of $130.3 million or 8.2%.
•	Book value per share improved to $35.82 at December 31, 2017 from $34.71 at December 31, 2016.
•	Tangible book value per share improved to $26.83 at December 31, 2017 from $25.57 at December 31, 2016.

•	Tax-equivalent net interest income increased to $17.8 million for the fourth quarter of 2017 compared to $17.5 million for the third quarter of 2017, and $16.6 million for the fourth quarter of 2016.
•

Tax-equivalent net interest margin decreased 10 basis points in the fourth quarter of 2017 to 3.63%, compared to 3.73% for the quarter ended September 30,  2017 and decreased four basis points compared to 3.67% for the quarter ended December 31, 2016.

•	Nonperforming assets to loans, net, and foreclosed assets decreased to 0.68% at December 31, 2017, from 0.83% at September 30, 2017 and 0.93% at December 31, 2016.
•	The allowance for loan losses to loans, net was 1.12 % at December 31, 2017, an increase from 1.04% at December 31, 2016.
•

With the passage of “H.R.1.”, the Tax Cuts and Jobs Act of 2017 (“the Tax Act”), we took a non-recurring charge to income tax expense of $2.6 million due to the revaluation of our deferred tax assets, net in the fourth quarter of 2017.  The Tax Act, among other items, reduces the federal corporate income tax rate from 35% to 21% commencing in 2018.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three and twelve months ended December 31, were 3.63%  and 3.69% respectively in 2017, compared to 3.67%  and 3.77%  for the same periods in 2016.

Tax-equivalent net interest income for the twelve months ended December 31, increased $5.1 million to $77.6 million in 2017 from $72.5 million in 2016. The increase in tax equivalent net interest income was primarily due to a $135.9 million increase in average earning assets for the twelve months ended December 31, 2017 when compared to the same period in 2016. The tax-equivalent yield on the loan portfolio decreased to 4.39% for the twelve months ended December 31, 2017 compared to 4.43% for the comparable period in 2016. Loans, net averaged $1.6 billion for the twelve months ended December 31, 2017 and $1.5 billion for the comparable period in 2016. For the twelve months ended December 31, the tax-equivalent yield on total investments decreased to 2.84% in 2017 from 2.89% in 2016. Average investments totaled $272.4 million in 2017 and $271.3 million in 2016. Average interest-bearing liabilities increased $104.2 million for the twelve months ended December 31, 2017, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.61% in the twelve months ended December 31, 2017 from 0.55% for the same period of 2016.

The provision for loan losses totaled $4.8 million for the twelve months ended December 31, 2017 and $5.0 million for the twelve months ended December 31, 2016. For the quarter ended December 31, the provision for loan losses was $1.2 million in 2017 and $1.4 million in 2016.

For the twelve months ended December 31, noninterest income totaled $17.2 million in 2017, an increase from $15.9 million in 2016. The gain on sale of our merchant services portfolio was $2.3 million in 2017 compared to the same period in 2016 when we recognized gains of $623 thousand from the sale of available-for-sale investment securities. Increases in service charges, fees and commissions, income from fiduciary activities and wealth management services more than offset decreases in income generated from merchant services, income from mortgage banking activities and life insurance investment income.  For the three months ended December 31, 2017 and 2016, noninterest income totaled $3.4 million and $3.9 million, respectively. The decrease was primarily due to lower merchant services income in the current period due to the sale of  our merchant business in the second quarter of 2017 as well as lower revenues generated from mortgage banking activities and life insurance investment income. Offsetting the decrease was higher service charges, fees and commissions,  income from fiduciary activities and wealth management services.

Noninterest expense increased $3.3 million or 6.8% to $51.3 million for the twelve months ended December 31, 2017, from $48.0 million for the twelve months ended December 31, 2016. Salaries and employee benefits increased  $4.2 million or 18.9%  due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia.  Partially offsetting the increase in salaries, merchant services related expenses decreased $1.2 million for the twelve months ended December 31, 2017 due to the sale of our merchant business in the second quarter of 2017. For the fourth quarter of 2017, noninterest expense increased to $12.5 million from $12.3 million for the same period in 2016, an increase of $173 thousand or 1.4%. Salaries and employee benefits were the key driver increasing to $6.8 million in the fourth quarter of 2017 compared to $5.7 million for the comparable period in 2016, an increase of $1.1 million or 19.0%. As with the results for the twelve months ended December 31, 2017, the buildout of our expansion plan led to the increases in salaries and employee benefit expense. Partially offsetting the increase to salaries and benefits was a decrease of $711 thousand or 98.3% in merchant services expense due to the sale of our merchant services portfolio during the second quarter of 2017.

 BALANCE SHEET REVIEW

At December 31, 2017, total assets, loans and deposits were $2.2 billion, $1.7 billion and $1.7 billion, respectively. Loans, net grew $160.1 million or 10.4% from December 31, 2016 to December 31,  2017.  Total deposits grew $130.3 million or 8.2% from December 31, 2016 to December 31, 2017. Noninterest bearing deposits increased $27.1 million or 7.7% while interest-bearing deposits increased $103.2 million or 8.4% in 2017. Total investments were $281.8  million at December 31, 2017, including $272.5 million securities classified as available-for-sale and $9.3 million classified as held-to-maturity.

Stockholders’ equity equaled $265.0 million or $35.82 per share at December 31, 2017, and $256.6 million or $34.71 per share at December 31, 2016. Tangible stockholders’ equity improved to $26.83 per share at December 31, 2017, from $25.57 per share at December 31, 2016. Dividends declared for the twelve months ended December 31, 2017 amounted to $1.26 per share representing a dividend payout ratio of 50.4%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.6 million or 0.68% of loans, net and foreclosed assets at December 31, 2017, compared to $14.2 million or 0.93% of loans, net and foreclosed assets at December 31, 2016. The allowance for loan losses equaled $19.0 million or 1.12% of loans, net at December 31, 2017 compared to $16.0 million or 1.04% of loans, net, at December 31, 2016. Loans charged-off, net of recoveries, for the twelve months ended December 31, 2017, equaled $1.8 million or 0.11% of average loans, compared to $2.0 million or 0.14% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual

Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2017	2017	2017	2017	2016
Key performance data:
Per share data:
Net income	$0.36	$0.72	$0.77	$0.65	$0.64
Core net income (1)	$0.71	$0.72	$0.59	$0.65	$0.64
Cash dividends declared	$0.32	$0.32	$0.31	$0.31	$0.31
Book value	$35.82	$36.00	$35.63	$35.07	$34.71
Tangible book value (1)	$26.83	$26.97	$26.56	$25.97	$25.57
Market value:
High	$51.06	$49.00	$45.73	$49.57	$50.54
Low	$44.04	$39.25	$39.25	$39.66	$38.41
Closing	$46.58	$47.80	$43.73	$41.80	$48.70
Market capitalization	$344,529	$353,553	$323,434	$309,075	$360,095
Common shares outstanding	7,396,505	7,396,505	7,396,163	7,394,143	7,394,143
Selected ratios:
Return on average stockholders’ equity	3.92%	8.00%	8.71%	7.51%	7.29%
Core return on average stockholders’ equity (1)	7.81%	8.00%	6.70%	7.51%	7.29%
Return on average tangible stockholders’ equity	5.22%	10.70%	11.73%	10.15%	9.88%
Core return on average tangible stockholders’ equity (1)	10.39%	10.70%	9.03%	10.15%	9.88%
Return on average assets	0.49%	1.03%	1.11%	0.97%	0.94%
Core return on average assets (1)	0.98%	1.03%	0.85%	0.97%	0.94%
Stockholders’ equity to total assets	12.21%	12.73%	12.76%	12.82%	12.83%
Efficiency ratio (2)	57.81%	57.81%	63.95%	59.13%	58.59%
Nonperforming assets to loans, net, and foreclosed assets	0.68%	0.83%	0.73%	0.78%	0.93%
Net charge-offs to average loans, net	0.26%	0.04%	0.09%	0.05%	0.30%
Allowance for loan losses to loans, net	1.12%	1.15%	1.11%	1.09%	1.04%
Interest-bearing assets yield (FTE) (3)	4.13%	4.19%	4.14%	4.17%	4.10%
Cost of funds	0.66%	0.61%	0.60%	0.57%	0.56%
Net interest spread (FTE) (3)	3.47%	3.58%	3.54%	3.60%	3.54%
Net interest margin (FTE) (3)	3.63%	3.73%	3.68%	3.73%	3.67%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2017	2016
Interest income:
Interest and fees on loans:
Taxable	$64,946	$59,902
Tax-exempt	3,163	3,031
Interest and dividends on investment securities:
Taxable	2,949	2,515
Tax-exempt	2,999	3,438
Dividends	52	48
Interest on interest-bearing deposits in other banks	133	50
Interest on federal funds sold
Total interest income	74,242	68,984
Interest expense:
Interest on deposits	6,450	5,429
Interest on short-term borrowings	900	402
Interest on long-term debt	1,348	1,420
Total interest expense	8,698	7,251
Net interest income	65,544	61,733
Provision for loan losses	4,800	5,000
Net interest income after provision for loan losses	60,744	56,733
Noninterest income:
Service charges, fees, commissions	7,344	6,116
Merchant services income	2,543	4,199
Commissions and fees on fiduciary activities	2,057	1,976
Wealth management income	1,411	1,298
Mortgage banking income	784	885
Life insurance investment income	769	791
Net gains on sale of investment securities available-for-sale		623
Net gains on sale of merchant services business	2,278
Total noninterest income	17,186	15,888
Noninterest expense:
Salaries and employee benefits expense	26,670	22,434
Net occupancy and equipment expense	9,975	9,422
Merchant services expense	1,808	2,993
Amortization of intangible assets	1,034	1,186
Other expenses	11,806	11,995
Total noninterest expense	51,293	48,030
Income before income taxes	26,637	24,591
Provision for income tax expense	8,180	5,008
Net income	$18,457	$19,583
Other comprehensive income (loss):
Unrealized loss on investment securities available-for-sale	$(1,790)	$(3,417)
Reclassification adjustment for gains included in net income		(623)
Change in pension liability	318	917
Income tax expense related to other comprehensive income	(515)	(1,093)
Reclassification related to tax reform legislation (4)	(1,101)
Other comprehensive loss, net of income taxes	(2,058)	(2,030)
Comprehensive income	$16,399	$17,553
Per share data:
Net income	$2.50	$2.65
Cash dividends declared	$1.26	$1.24
Average common shares outstanding	7,395,837	7,396,716
(4)	Based on proposed guidance from the Financial Accounting Standards Board.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2017	2017	2017	2017	2016
Interest income:
Interest and fees on loans:
Taxable	$16,925	$16,535	$15,945	$15,541	$15,502
Tax-exempt	829	813	795	726	730
Interest and dividends on investment securities available-for-sale:
Taxable	819	714	719	697	636
Tax-exempt	737	716	752	794	827
Dividends	15	13	12	12	17
Interest on interest-bearing deposits in other banks	26	40	38	29	3
Total interest income	19,351	18,831	18,261	17,799	17,715
Interest expense:
Interest on deposits	1,833	1,654	1,529	1,434	1,468
Interest on short-term borrowings	301	177	248	174	120
Interest on long-term debt	307	344	349	348	353
Total interest expense	2,441	2,175	2,126	1,956	1,941
Net interest income	16,910	16,656	16,135	15,843	15,774
Provision for loan losses	1,200	1,200	1,200	1,200	1,400
Net interest income after provision for loan losses	15,710	15,456	14,935	14,643	14,374
Noninterest income:
Service charges, fees, commissions	1,934	2,156	1,682	1,572	1,603
Merchant services income	185	165	1,178	1,015	990
Commissions and fees on fiduciary activities	515	540	494	508	481
Wealth management income	330	414	348	319	319
Mortgage banking income	208	193	204	179	269
Life insurance investment income	192	193	195	189	197
Net gains on sale of investment securities available-for-sale
Net gains on sale of merchant services business			2,278
Total noninterest income	3,364	3,661	6,379	3,782	3,859
Noninterest expense:
Salaries and employee benefits expense	6,819	6,550	7,026	6,275	5,732
Net occupancy and equipment expense	2,648	2,483	2,450	2,394	2,424
Merchant services expense	12	33	1,033	730	723
Amortization of intangible assets	249	259	258	268	287
Other expenses	2,727	3,155	3,235	2,689	3,116
Total noninterest expense	12,455	12,480	14,002	12,356	12,282
Income before income taxes	6,619	6,637	7,312	6,069	5,951
Income tax expense	3,971	1,287	1,653	1,269	1,223
Net income	$2,648	$5,350	$5,659	$4,800	$4,728
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(2,866)	$(381)	$1,184	$273	$(4,420)
Reclassification adjustment for gains included in net income
Change in pension liability	318				917
Income tax (benefit) expense related to other comprehensive income (loss)	(892)	(133)	414	96	(1,226)
Reclassification related to tax reform legislation (5)	(1,101)
Other comprehensive (loss) income, net of income taxes	(2,757)	(248)	770	177	(2,277)
Comprehensive income	$(109)	$5,102	$6,429	$4,977	$2,451
Per share data:
Net income	$0.36	$0.72	$0.77	$0.65	$0.64
Cash dividends declared	$0.32	$0.32	$0.31	$0.31	$0.31
Average common shares outstanding	7,396,505	7,396,505	7,396,163	7,394,143	7,394,143
(5)	Based on proposed guidance from the Financial Accounting Standards Board.

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2017	2017	2017	2017	2016
Net interest income:
Interest income
Loans, net:
Taxable	$16,925	$16,535	$15,945	$15,541	$15,502
Tax-exempt	1,274	1,250	1,223	1,117	1,123
Total loans, net	18,199	17,785	17,168	16,658	16,625
Investments:
Taxable	859	766	768	709	653
Tax-exempt	1,132	1,102	1,156	1,222	1,272
Total investments	1,991	1,868	1,924	1,931	1,925
Interest on interest-bearing balances in other banks	2	1	1	29	3
Federal funds sold
Total interest income	20,192	19,654	19,093	18,618	18,553
Interest expense:
Deposits	1,833	1,654	1,529	1,434	1,468
Short-term borrowings	301	177	248	174	120
Long-term debt	307	344	349	348	353
Total interest expense	2,441	2,175	2,126	1,956	1,941
Net interest income	$17,751	$17,479	$16,967	$16,662	$16,612
Loans, net:
Taxable	4.36%	4.43%	4.37%	4.41%	4.33%
Tax-exempt	4.36%	4.33%	4.29%	4.30%	4.25%
Total loans, net	4.36%	4.42%	4.36%	4.40%	4.33%
Investments:
Taxable	2.01%	1.93%	1.93%	1.87%	1.72%
Tax-exempt	4.08%	4.09%	4.17%	4.30%	4.22%
Total investments	2.82%	2.81%	2.85%	2.89%	2.83%
Interest-bearing balances with banks	0.74%	1.46%	1.31%	1.16%	3.58%
Federal funds sold
Total interest-bearing assets	4.13%	4.19%	4.14%	4.17%	4.10%
Interest expense:
Deposits	0.54%	0.50%	0.48%	0.47%	0.47%
Short-term borrowings	1.43%	1.30%	1.13%	0.86%	0.63%
Long-term debt	2.44%	2.43%	2.44%	2.44%	2.40%
Total interest-bearing liabilities	0.66%	0.61%	0.60%	0.57%	0.56%
Net interest spread	3.47%	3.58%	3.54%	3.60%	3.54%
Net interest margin	3.63%	3.73%	3.68%	3.73%	3.67%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
At period end	2017	2017	2017	2017	2016
Assets:
Cash and due from banks	$36,336	$31,839	$41,026	$31,511	$39,496
Interest-bearing balances in other banks	1,152	1,067	375	304	445
Federal funds sold
Investment securities:
Available-for-sale	272,548	259,138	256,774	264,644	259,410
Held-to-maturity	9,274	9,564	9,868	10,180	10,517
Total investments	281,822	268,702	266,642	274,824	269,927
Loans held for sale	106	460		444
Loans, net	1,693,065	1,632,515	1,597,362	1,559,867	1,532,965
Less: allowance for loan losses	18,960	18,831	17,802	16,969	15,961
Net loans	1,674,105	1,613,684	1,579,560	1,542,898	1,517,004
Premises and equipment, net	37,557	37,373	35,892	34,967	33,260
Accrued interest receivable	6,936	5,908	6,206	5,604	6,228
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	3,178	3,427	3,685	3,944	4,211
Other assets	65,712	66,406	68,002	65,640	65,501
Total assets	$2,170,274	$2,092,236	$2,064,758	$2,023,506	$1,999,442
Liabilities:
Deposits:
Noninterest-bearing	$380,729	$372,146	$356,435	$358,538	$353,686
Interest-bearing	1,338,289	1,315,709	1,282,998	1,257,006	1,235,071
Total deposits	1,719,018	1,687,855	1,639,433	1,615,544	1,588,757
Short-term borrowings	123,675	71,900	91,500	77,475	82,700
Long-term debt	49,734	50,199	57,160	57,615	58,134
Accrued interest payable	497	481	431	457	462
Other liabilities	12,374	15,505	12,725	13,096	12,771
Total liabilities	1,905,298	1,825,940	1,801,249	1,764,187	1,742,824
Stockholders’ equity:
Common stock	14,793	14,793	14,792	14,788	14,788
Capital surplus	135,043	134,988	134,937	134,888	134,871
Retained earnings	121,353	119,971	116,988	113,621	111,114
Accumulated other comprehensive loss	(6,213)	(3,456)	(3,208)	(3,978)	(4,155)
Total stockholders’ equity	264,976	266,296	263,509	259,319	256,618
Total liabilities and stockholders’ equity	$2,170,274	$2,092,236	$2,064,758	$2,023,506	$1,999,442

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Average quarterly balances	2017	2017	2017	2017	2016
Assets:
Loans, net:
Taxable	$1,540,356	$1,482,215	$1,464,401	$1,429,323	$1,422,725
Tax-exempt	116,055	114,455	114,287	105,442	105,119
Total loans, net	1,656,411	1,596,670	1,578,688	1,534,765	1,527,844
Investments:
Taxable	169,973	157,104	159,841	159,593	150,697
Tax-exempt	109,979	106,865	111,061	115,347	119,805
Total investments	279,952	263,969	270,902	274,940	270,502
Interest-bearing balances with banks	1,069	272	307	349	333
Federal funds sold
Total interest-bearing assets	1,937,432	1,860,911	1,849,897	1,810,054	1,798,679
Other assets	195,815	195,773	196,913	194,499	192,266
Total assets	$2,133,247	$2,056,684	$2,046,810	$2,004,553	$1,990,945
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,338,282	$1,299,661	$1,270,459	$1,244,021	$1,241,586
Noninterest-bearing	376,888	366,610	356,282	346,567	341,795
Total deposits	1,715,170	1,666,271	1,626,741	1,590,588	1,583,381
Short-term borrowings	83,791	54,084	87,739	82,002	75,518
Long-term debt	49,949	56,270	57,372	57,856	58,404
Other liabilities	16,411	14,820	14,305	14,872	15,616
Total liabilities	1,865,321	1,791,445	1,786,157	1,745,318	1,732,919
Stockholders’ equity	267,926	265,239	260,653	259,235	258,026
Total liabilities and stockholders’ equity	$2,133,247	$2,056,684	$2,046,810	$2,004,553	$1,990,945

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2017	2017	2017	2017	2016
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,559	$11,714	$10,429	$11,446	$12,974
Accruing loans past due 90 days or more	735	1,509	835	462	844
Foreclosed assets	284	358	384	236	393
Total nonperforming assets	$11,578	$13,581	$11,648	$12,144	$14,211

Three months ended
Allowance for loan losses:
Beginning balance	$18,831	$17,802	$16,969	$15,961	$15,712
Charge-offs	1,139	268	431	311	1,358
Recoveries	68	97	64	119	207
Provision for loan losses	1,200	1,200	1,200	1,200	1,400
Ending balance	$18,960	$18,831	$17,802	$16,969	$15,961

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2017	2017	2017	2017	2016
Core net income per share:
Net income GAAP	$2,648	$5,350	$5,659	$4,800	$4,728
Adjustments:
Less: Gain on sale of merchant services business			2,278
Add: Expenses related to sale of merchant services business			271
Add: Gain on sale of merchant services business tax adjustment			702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017	2,623
Net income Core	$5,271	$5,350	$4,354	$4,800	$4,728
Average common shares outstanding	7,396,505	7,396,505	7,396,163	7,394,143	7,394,143
Core net income per share	$0.71	$0.72	$0.59	$0.65	$0.64
Tangible book value:
Total stockholders’ equity	$264,976	$266,296	$263,509	$259,319	$256,618
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	3,178	3,427	3,685	3,944	4,211
Total tangible stockholders’ equity	$198,428	$199,499	$196,454	$192,005	$189,037
Common shares outstanding	7,396,505	7,396,505	7,396,163	7,394,143	7,394,143
Tangible book value per share	$26.83	$26.97	$26.56	$25.97	$25.57
Core return on average stockholders’ equity:
Net income GAAP	$2,648	$5,350	$5,659	$4,800	$4,728
Adjustments:
Less: Gain on sale of merchant services business			2,278
Add: Expenses related to sale of merchant services business			271
Add: Gain on sale of merchant services business tax adjustment			702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017	2,623
Net income Core	$5,271	$5,350	$4,354	$4,800	$4,728
Average stockholders’ equity	$267,926	$265,239	$260,653	$259,235	$258,026
Core return on average stockholders’ equity	7.81%	8.00%	6.70%	7.51%	7.29%
Return on average tangible equity:
Net income GAAP	$2,648	$5,350	$5,659	$4,800	$4,728
Average stockholders’ equity	$267,926	$265,239	$260,653	$259,235	$258,026
Less: average intangibles	66,673	66,926	67,185	67,448	67,725
Average tangible stockholders’ equity	$201,253	$198,313	$193,468	$191,787	$190,301
Return on average tangible stockholders’ equity	5.22%	10.70%	11.73%	10.15%	9.88%
Core return on average tangible stockholders’ equity:
Net income GAAP	$2,648	$5,350	$5,659	$4,800	$4,728
Adjustments:
Less: Gain on sale of merchant services business			2,278
Add: Expenses related to sale of merchant services business			271
Add: Gain on sale of merchant services business tax adjustment			702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017	2,623
Net income Core	$5,271	$5,350	$4,354	$4,800	$4,728
Average stockholders’ equity	$267,926	$265,239	$260,653	$259,235	$258,026
Less: average intangibles	66,673	66,926	67,185	67,448	67,725
Average tangible stockholders’ equity	$201,253	$198,313	$193,468	$191,787	$190,301
Core return on average tangible stockholders’ equity	10.39%	10.70%	9.03%	10.15%	9.88%
Core return on average assets:
Net income GAAP	$2,648	$5,350	$5,659	$4,800	$4,728
Adjustments:
Less: Gain on sale of merchant services business			2,278
Add: Expenses related to sale of merchant services business			271
Add: Gain on sale of merchant services business tax adjustment			702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017	2,623
Net income Core	$5,271	$5,350	$4,354	$4,800	$4,728
Average assets	$2,133,247	$2,056,684	$2,046,810	$2,004,553	$1,990,945
Core return on average assets	0.98%	1.03%	0.85%	0.97%	0.94%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Dec 31
Year Ended	2017	2016
Core net income per share:
Net income GAAP	$18,457	$19,583
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities		623
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment		218
Add: Tax expense from the Tax Cuts and Jobs Act of 2017	2,623
Net income Core	$19,775	$19,178
Average common shares outstanding	7,395,837	7,396,716
Core net income per share	$2.67	$2.59